UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 27, 2011
(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Financial Statements and Exhibits.

This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-168333 on Form S-3, effective July 27, 2010, the documents included as Exhibits 1, 2 and 3 hereto, relating to $1,850,000,000 aggregate principal amount of debt securities of the Registrant.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

(1)
Underwriting Agreement dated October 27, 2011 among International Business Machines Corporation, Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Lebenthal & Co., LLC, Mizuho Securities USA Inc., RBC Capital Markets, LLC and RBS Securities Inc.

(2)	Form of 0.875% Notes due 2014

(3)	Form of 2.900% Notes due 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 31, 2011

	By:	/s/ Robert Del Bene
Name: Robert Del Bene
Title: Vice President and Treasurer